UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2012 (February 27, 2012)

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT		06604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On February 27, 2012, People’s United Bank (“People’s United”) entered into a Purchase and Assumption Agreement with RBS Citizens, N.A. (“Citizens”) pursuant to which People’s United will acquire designated Citizens branches located in New York state. The transaction, which is subject to regulatory approval, is expected to close late in the second quarter of 2012.

A copy of the press release dated February 28, 2012 relating to the transaction is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

In addition, People’s United Financial, Inc. hereby files the Investor Presentation relating to the branch acquisition attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits

(d)	The following Exhibits are filed herewith.

Exhibit No.	Description

99.1	Press Release dated February 28, 2012 re Purchase and Assumption Agreement

99.2	Investor Presentation dated February 28, 2012 relating to branch acquisition

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: February 28, 2012	By:	/s/ Eric J. Appellof
(Signature)

	Name:	Eric J. Appellof
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page

99.1	Press Release dated February 28, 2012 re Purchase and Assumption Agreement	99.1-1

99.2	Investor Presentation dated February 28, 2012 relating to branch acquisition	99.2-1